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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        March 31, 1997 (March 28, 1997)
                        -------------------------------
                Date of Report (Date of earliest event reported)


                         ACCESS ANYTIME BANCORP, INC.
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           (Exact name of registrant as specified in its charter)


          DELAWARE                      0-28894             85-0444597
          --------                      -------             ----------
(State or other jurisdiction of       Commission         (I.R.S. Employer
 incorporation or organization)        File Number        Identification No.)


                                   801 Pile Street
                              Clovis, New Mexico 88101
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                     (Address of principal executive offices)


                                  (505) 762-4417
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              (Registrant's telephone number, including area code)

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        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On March 28, 1997, at its regularly scheduled Board meeting, the Board of Directors of Access Anytime Bancorp, Inc. authorized the Company to extend the supplemental offering to sell shares of common stock at a subscription price of $5.25. The offering was extended to April 8, 1997. The Board of Directors also approved a record date of April 9, 1997 for the annual meeting of shareholders scheduled for May 30, 1997.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned hereunto duly authorized.

                                       ACCESS ANYTIME BANCORP, INC.

Date: March 31, 1997                       By:  /s/ Ken Huey, Jr.
                                              --------------------------------
                                           Ken Huey, Jr., President, Chief
                                           Financial Officer and Director